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                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

      Each of the undersigned officers and directors of Superconductive Components, Inc., an Ohio corporation (the "Company"), hereby appoints Daniel Rooney and Gerald S. Blaskie as the undersigned's attorney-in-fact, or either of them individually as the undersigned's attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign or cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's registration statement on Form SB-2 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale of up to 2,281,253 shares of Common Stock, no par value, of the Company, including shares which may be issued upon the exercise of warrants, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed on this 13th day of January, 2006.

       SIGNATURE                                             TITLE
      -----------                                           -------
/s/ Daniel Rooney                              President, Chief Executive
----------------------------------             Officer and Chairman of the Board
 Daniel Rooney                                 of Directors (principal executive
                                               officer)

/s/ Gerald S. Blaskie                          Chief Financial Officer
----------------------------------             (Principal financial officer and
 Gerald S. Blaskie                             principal accounting officer)

/s/ Robert J. Baker                             Director
----------------------------------
 Robert J. Baker, Jr.

/s/ Walter J. Doyle                            Director
----------------------------------
 Walter J. Doyle

/s/ Robert H. Peitz                            Director
----------------------------------
 Robert H. Peitz

/s/ Edward W. Ungar                            Director
----------------------------------
 Edward W. Ungar